Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 19, 2025, by and among SEALY INDUSTRIAL PARTNERS IV OP, LP, a Georgia limited partnership (“Borrower”), SEALY & COMPANY, LLC, a Georgia limited liability company (the “Parent Guarantor”), SEALY INDUSTRIAL PARTNERS IV GP, LLC, a Georgia limited liability company (“General Partner”), SEALY INDUSTRIAL PARTNERS IV, LP, a Georgia limited partnership (“SIPIVLP”), SEALY INDUSTRIAL PARTNERS IV REIT, LLC, a Delaware limited liability company (“SIP IV REIT”), SEALY SIP IV INVESTOR, LLC, a Georgia limited liability company (“SIP IV Investor”), SEALY SIP IV MASTER ASSOCIATES, L.L.C., a Georgia limited liability company (“Master Associates”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AMENDMENT (the “Subsidiary Guarantors”; the Parent Guarantor, General Partner, SIPIVLP, SIP IV REIT, SIP IV Investor, Master Associates and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually as a lender and as administrative agent for itself and the other lenders (the “Lenders”) from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as administrative agent, is hereinafter referred to as “Agent”), and EACH OF THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO.

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and each of the Lenders initially a signatory thereto are party to that certain Credit Agreement dated as of July 15, 2022, as amended by that certain First Amendment to Credit Agreement dated as of January 27, 2023, effective as of December 31, 2022, that certain Second Amendment to Credit Agreement dated as of February 17, 2023, that certain Third Amendment to Credit Agreement dated as of February 13, 2024, that certain Fourth Amendment to Credit Agreement dated as of January 29, 2025, and that certain Fifth Amendment to Credit Agreement dated as of May 14, 2025 (as amended, the “Credit Agreement”);

WHEREAS, the Parent Guarantor and General Partner executed and delivered to Agent and the Lenders that certain Indemnity and Guaranty Agreement dated as of July 15, 2022 (the “Indemnity and Guaranty Agreement”);

WHEREAS, the Subsidiary Guarantors are parties to that certain Unconditional Guaranty of Payment and Performance dated as of July 15, 2022 in favor of Agent and the Lenders by execution thereof, or the subsequent execution of a Joinder Agreement (the “Guaranty”);

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the Lenders have agreed to consent to such modifications, subject to the execution and delivery of this Amendment;

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.
Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.
2.
Modifications of the Credit Agreement . The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:
(a)
By deleting in its entirety the definition of “Maturity Date” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof:

“Maturity Date. November 30, 2025, as the same may be extended as provided in §2.12, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

(b)
By deleting §2.12 of the Credit Agreement in its entirety, and inserting in lieu thereof the following new §2.12:

“§2.12 Extension of Maturity Date. The Borrower shall have the right and option to extend the Maturity Date in respect of the Total Revolving Credit Commitment or portion thereof, if reduced in accordance with §2.4, for a period of four (4) months (the “First Extension”), and, if the First Extension is exercised, for a second period of six (6) months (the “Second Extension”), each upon satisfaction of the following conditions precedent, which must be satisfied prior the effectiveness of any extension of the Maturity Date:

(c)
Extension Request. The Borrower shall deliver written notice of such request (the “Extension Request”) to the Agent not earlier than the date which is one hundred twenty (120) days and not later than the date which is sixty (60) days prior to the Maturity Date (as determined without regard to such extension). Any such Extension Request shall be irrevocable and binding on the Borrower.
(d)
Payment of Extension Fee. The Borrower shall pay to the Agent for the pro rata accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments an extension fee in an amount equal to twenty-five (25) basis points on the Total Revolving Credit Commitment in effect on the Maturity Date (as determined without regard to such extension), which fee shall, when paid, be fully earned and non-refundable under any circumstances.
(e)
No Default. On the date the Extension Request is given and on the Maturity Date (as determined without regard to such extension) there shall exist no Default or Event of Default.
(f)
Representations and Warranties. The representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower and the Guarantors in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the date the Extension Request is given and on the Maturity Date (as determined without regard to such extension), except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date, and that any representation or warranty that is qualified by any materiality standard shall be required to be true and correct in all respects).
(g)
Pro Forma Covenant Compliance. Borrower shall have delivered to Agent evidence reasonably satisfactory to Agent that Borrower will be in pro forma compliance with all the covenants set forth in §9 immediately after giving effect to the extension.
(h)
Beneficial Ownership Certification. If requested by the Agent or any Lender, each Borrower shall have delivered, at least two (2) Business Days prior to the Maturity Date (as determined without regard to such extension), to the Agent (and any such Lender) a completed and executed Beneficial Ownership Certification.
(i)
Additional Documents and Expenses. The Borrower and the Guarantors shall execute and deliver to Agent and Lenders such additional consents and affirmations and other documents (including, without limitation, amendments to the Security Documents) as the Agent may reasonably require, and the Borrower shall pay the cost of any title endorsement or update thereto or any update of UCC searches, recordings costs and fees, and any and all intangible taxes or other documentary or mortgage taxes, assessments or charges or any similar fees, taxes or expenses which are required to be paid in connection with such extension.

For purposes of clarity, if the Borrower exercises the First Extension pursuant to this §2.12, the Maturity Date shall be extended to March 30, 2026. If the Borrower exercises the Second Extension pursuant to this §2.12, the Maturity Date shall be extended to September 30, 2026. Any extension of the Maturity Date pursuant to this §2.12 shall become effective on the day that all the conditions in this §2.12 with respect to such Extension Request are satisfied (which may be prior to the then-applicable Maturity Date), provided that such conditions must be satisfied within the time period provided in each such condition, and, in any event, on or prior to the Maturity Date, as applicable (as determined without regard to such extension).”

3.
References to Credit Agreement . All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.
Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and the other amendments, instruments or agreements executed contemporaneously herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents (including, without limitation, the Guaranty and the Indemnity and Guaranty Agreement) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty and the Indemnity and Guaranty Agreement extend to and apply to the foregoing documents as modified and amended.
5.
Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)
Authorization. The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)
Enforceability. This Amendment and any other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)
Approvals. The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)
Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
(e)
No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment and any other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

6.
Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
7.
Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents. Nothing in this Amendment or the other documents executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty and the Indemnity and Guaranty Agreement).
8.
Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
9.
Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
10.
Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
11.
Effective Date. The effectiveness of this Amendment (“Effective Date’) is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:
(a)
the execution and delivery of this Amendment and the other Loan Documents contemplated hereby by Borrower, Guarantors, Agent, and the Lenders, as applicable;
(b)
The Agent shall have received an updated Compliance Certificate demonstrating pro forma compliance with the Collateral Pool Availability and the covenants referenced in the Compliance Certificate after giving effect to this Amendment;
(c)
Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and
(d)
Such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby in accordance with §15 of the Credit Agreement.

[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

SEALY INDUSTRIAL PARTNERS IV OP, LP, a Georgia limited partnership

By: Sealy Industrial Partners IV GP, LLC,
a Georgia limited liability company, its General Partner

By:/s/ Mark P. Sealy
Name: Mark P. Sealy
Title: Manager

(SEAL)

PARENT GUARANTOR:

SEALY & COMPANY, LLC, a Georgia limited liability company

By: /s/ Mark P. Sealy
Name: Mark P. Sealy
Title: President

(SEAL)

GENERAL PARTNER:

SEALY INDUSTRIAL PARTNERS IV GP, LLC, a Georgia limited liability company

By: /s/ Mark P. Sealy
Name: Mark P. Sealy
Title: Manager

(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page to Sixth Amendment to Credit Agreement – KeyBank/SIP IV]

GUARANTORS:

SEALY INDUSTRIAL PARTNERS IV, LP,

a Georgia limited partnership

By: Sealy Industrial Partners IV GP, LLC, a Georgia limited liability company, its general partner

By: /s/ Mark P. Sealy (SEAL)

Mark P. Sealy, Manager

SEALY INDUSTRIAL PARTNERS IV REIT, LLC, a Delaware limited liability company

By: /s/ Mark P. Sealy (SEAL)

Mark P. Sealy, Manager

SEALY SIP IV MASTER ASSOCIATES, L.L.C., a Georgia limited liability company

By: /s/ Mark P. Sealy (SEAL)

Mark P. Sealy, Manager

SEALY SIP IV INVESTOR, LLC, a Georgia limited liability company

By: /s/ Mark P. Sealy (SEAL)

Mark P. Sealy, Manager

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page to Sixth Amendment to Credit Agreement – KeyBank/SIP IV]

SUBSIDIARY GUARANTORS:

SEALY NW 142ND STREET, L.L.C.,

SEALY CALCASIEU INDUSTRIAL DRIVE, L.L.C.,

SEALY COMMERCIAL DRIVE, L.L.C.,

SEALY 20TH AVENUE, L.L.C.,

SEALY 27TH STREET NORTH, L.L.C.,

SEALY WEST ALBANY I, L.L.C.,

SEALY WEST ALBANY II, L.L.C.,

SEALY NORTH SWEET GUM I, L.L.C.,

SEALY NORTH SWEET GUM II, L.L.C.,

SEALY GREAT 290, L.L.C.,

SEALY ROYALTON ROAD, L.L.C.,

SEALY KILL CREEK ROAD, L.L.C.,

SEALY LEIGH FISHER BLVD II, L.L.C., and

SEALY CROSSTOWN, L.L.C.,

each a Georgia limited liability company

By: Sealy SIP IV Master Associates, L.L.C., a Georgia limited liability company, its Managing Member

By: /s/ Mark P. Sealy (SEAL)

Mark P. Sealy, Manager

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page to Sixth Amendment to Credit Agreement – KeyBank/SIP IV]

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By: /s/ Thomas G. Schmitt

Name: Thomas G. Schmitt
Title: Senior Vice President

(SEAL)

[Signature Page to Sixth Amendment to Credit Agreement – KeyBank/SIP IV]